Fees Summary	Nov. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 70,880,000.00
Previously Paid Amount	0.00
Total Fee Amount	9,788.53
Total Offset Amount	5,525.13
Net Fee	$ 4,263.40